Debt	12 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Debt
7. Debt
Paycheck Protection Program
On April 29, 2020, the Company, entered into an original loan agreement with Fortis Private Bank as the lender (“Lender”) for a loan in an aggregate principal amount of $255,000 (the “Loan”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security (CARES) Act and implemented by the U.S. Small Business Administration. The Loan matures in two years and bears interest at a rate of 1% per year, with all payments deferred through the six-month
anniversary of the date of the Loan. Principal and interest are payable monthly commencing on October 29, 2020 and may be prepaid by the Company at any time prior to maturity without penalty. The Company may apply for forgiveness of amounts due under the Loan, with the amount of potential loan forgiveness to be calculated in accordance with the requirements of the PPP based on payroll costs, any mortgage interest payments, any covered rent payments and any covered utilities payments during the
8-24
week period after the origination date of the Loan. The Company utilized the proceeds of the Loan for payroll and other qualifying expenses, but there can be no assurances that any portion of the Loan will be forgiven.
At June 30, 2020, the outstanding principal balance of the Loan is $255,000, of which $120,000 is payable in 2021 and $135,000 is payable in 2022. The fair value of the Loan as of June 30, 2020 is $242,000, which is determined based on a discounted cash flow model using an estimated market rate of interest of 4.75%, which is classified as a Level 3 fair value measurement.